SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS OF THE LISTED FUNDS

Deutsche Unconstrained Income Fund Deutsche Unconstrained Income VIP

The following disclosure replaces similar disclosure in the “Main investments” sub‐section of the “PRINCIPAL INVESTMENT STRATEGY” section contained within the summary section of each fund’s prospectus.

The fund may also invest in emerging markets securities, mortgage- and asset-backed securities, adjustable rate loans that have a senior right to payment (senior loans) and other floating rate debt securities, exchange-traded funds (ETFs) and dividend-paying common stocks.

The following disclosure is added to the “MAIN RISKS” section contained within the summary section of each fund’s prospectus.

ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.

Please Retain This Supplement for Future Reference

November 21, 2014 PROSTKR‐455